Exhibit 10.52

AMENDMENT NO. 9 TO AMENDED AND RESTATED MASTER REPURCHASE AND

SECURITIES CONTRACT

AMENDMENT NO. 9 TO AMENDED AND RESTATED MASTER REPURCHASE AND SECURITIES CONTRACT, dated as of December 21, 2018 (this “Amendment”), between PARLEX 5 FINCO, LLC, a Delaware limited liability company (“Seller”) and WELLS FARGO BANK, NATIONAL ASSOCIATION, a national banking association (“Buyer”). Capitalized terms used but not otherwise defined herein shall have the meanings given to them in the Repurchase Agreement (as defined below).

RECITALS

WHEREAS, Seller and Buyer are parties to that certain Amended and Restated Master Repurchase and Securities Contract, dated as of April 4, 2014 (as amended by that certain Amendment No. 1 to Amended and Restated Master Repurchase and Securities Contract, dated as of October 23, 2014, as further amended by that certain Amendment No. 2 to Amended and Restated Master Repurchase and Securities Contract, dated as of March 13, 2015, as further amended by that certain Amendment No. 3 to Amended and Restated Master Repurchase and Securities Contract, dated as of April 14, 2015, as further amended by that certain Amendment No. 4 to Amended and Restated Master Repurchase and Securities Contract, dated as of March 11, 2016, as further amended by that certain Amendment No. 5 to Amended and Restated Master Repurchase and Securities Contract, dated as of June 30, 2016, as further amended by that certain Amendment No. 6 to Amended and Restated Master Repurchase and Securities Contract, dated as of March 13, 2017, as further amended by that certain Amendment No. 7 to Amended and Restated Master Repurchase and Securities Contract, dated as of March 31, 2017, as further amended by that certain Amendment No. 8 to Amended and Restated Master Repurchase and Securities Contract, dated as of March 13, 2018, as amended hereby and as further amended, restated, supplemented or otherwise modified and in effect from time to time, the “Repurchase Agreement”);

WHEREAS, Seller has requested, and Buyer has agreed, to amend the Repurchase Agreement as set forth in this Amendment and Blackstone Mortgage Trust, Inc. (“Guarantor”) agrees to make the acknowledgements set forth herein.

Therefore, in consideration of the premises and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Seller and Buyer hereby agree as follows:

SECTION 1. Amendments to Repurchase Agreement.

(a) Article 2 of the Repurchase Agreement is hereby amended by inserting the following, new defined terms in correct alphabetical order:

“Beneficial Ownership Certification”: A certification regarding beneficial ownership as required by the Beneficial Ownership Regulation in a form as agreed to by Buyer.

“Beneficial Ownership Regulation”: Means 31 C.F.R. § 1010.230.

“Delaware LLC Act”: Chapter 18 of the Delaware Limited Liability Company Act, 6 Del. C. §§ 18 101 et seq., as amended.

“Dividing LLC”: A Delaware limited liability company that is effecting a Division pursuant to and in accordance with Section 18 217 of the Delaware LLC Act.

“Division”: The division of a Dividing LLC into two or more domestic limited liability companies pursuant to and in accordance with Section 18 217 of the Delaware LLC Act.

“Division LLC”: A surviving company, if any, and each resulting company, in each case that is the result of a Division.

“Upsize Option”: Defined in Section 3.13.

(b) The defined term “Funding Expiration Date”, as set forth in Article 2 of the Repurchase Agreement, is hereby amended and restated in its entirety to read as follows:

“Funding Expiration Date”: March 13, 2020; provided that, in the event that Seller requests an extension of the Funding Expiration Date, such request may be approved or denied by Buyer for any reason or for no reason, as determined in Buyer’s sole and absolute discretion, and it is expressly acknowledged and agreed that Buyer has no obligation to consider or grant any such request.

(c) The defined term “Maximum Amount”, as set forth in Article 2 of the Repurchase Agreement, is hereby amended by deleting the number “$2,000,000,000” in the first line thereof and replacing such number with the following new clause:

“$2,500,000,000, as such amount may be increased pursuant to Section 3.13;”

(d) Section 3.02 of the Repurchase Agreement is hereby amended to add the following sentence to the end thereof:

To the extent any additional limited liability company is formed by a Division of Seller (and without prejudice to Sections 8.01 and 9.01 hereof), Seller shall cause each such Division LLC to sell, transfer, convey and assign to Buyer on a servicing released basis and for no additional consideration all of each such Division LLC’s right, title and interest in and to each Purchased Asset, together with all related Servicing Rights in the same manner and to the same extent as the sale, transfer, conveyance and assignment by Seller on each related Purchase Date of all of Seller’s right, title and interest in and to each Purchased Asset, together with all related Servicing Rights.

(e) Article 3 of the Repurchase Agreement is hereby amended to add the following new Section 3.13 thereto in correct numerical order:

Section 3.13 Maximum Amount Upsize Option. Seller may request up to five (5) separate increases to the Maximum Amount, in increments of no less than $100,000,000 each, to an amount not to exceed $3,000,000,000 in the aggregate (each such increase, an “Upsize Option”), in each case by the delivery of at least thirty (30) days prior written notice thereof to Buyer. No Upsize Option shall be allowed on or after the last day of the Funding Period. Seller’s request(s) to exercise any Upsize Option may be approved or denied by Buyer, in its sole discretion, and no Upsize Option shall be effective unless, in each case, Buyer has approved such Upsize Option in writing and given Seller written notice of the effective date thereof and the amount of the related increase. Seller’s request(s) to exercise any Upsize Option will be deemed to be denied if, on the date of such request or on the proposed effective date of such increase (i) a Default or Event of Default has occurred and is continuing, (ii) an unsatisfied Margin Deficit exists or (iii) Buyer has requested a new or updated Beneficial Ownership Certification, as applicable, in relation to Seller (to the extent Seller qualifies as a “legal entity customer”), and Seller has failed to provide such new or updated Beneficial Ownership Certification to Buyer.

(f) Article 7 of the Repurchase Agreement is hereby amended to add the following new Section 7.21 thereto in correct numerical order:

Section 7.21 Beneficial Ownership Certification. The information included in each Beneficial Ownership Certification is true and correct in all respects, in each case as of the date of delivery.

(g) Article 8 of the Repurchase Agreement is hereby amended to add the following new Section 8.14 thereto in correct numerical order:

Section 8.14 Beneficial Ownership. To the extent that Seller is a “legal entity customer” under the Beneficial Ownership Regulation, Seller shall promptly give notice to Buyer of any change in the information provided in any Beneficial Ownership Certification that would result in a change to the list of beneficial owners identified therein and shall promptly deliver an updated Beneficial Ownership Certification to Buyer.

(h) The third sentence of Section 8.03 of the Repurchase Agreement is hereby amended and restated in its entirety to read as follows:

Notwithstanding the foregoing, (i) if Seller grants a Lien on any Purchased Asset in violation of this Section 8.03 or any other Repurchase Document, Seller shall be deemed to have simultaneously granted an equal and ratable Lien on such Purchased Asset in favor of Buyer to the extent such Lien has not already been granted to Buyer; provided, that such equal and ratable Lien shall not cure any resulting Event of Default, and (ii) to the extent any additional limited liability company is formed by a Division of Seller (and without prejudice to Sections 8.01 and 9.01 hereof), Seller shall cause any such Division LLC to assign, pledge and grant to Buyer, for no additional consideration, all of its assets, and shall cause any owner of each such Division LLC to pledge all of the Equity Interests and any rights in connection therewith of each such Division LLC to Buyer, for no additional consideration, in support of all Repurchase Obligations in the same manner and to the same extent as the assignment, pledge and grant by Seller of all of Seller’s assets hereunder, and in the same manner and to the same extent as the pledge by Pledgor of all of Pledgor’s right, title and interest in all of the Equity Interests of Seller and any rights in connection therewith, in each case pursuant to the Pledge and Security Agreement.

(i) Clause (x) of Section 9.01 of the Repurchase Agreement is hereby amended and restated in its entirety to read as follows:

(x) not engage in or suffer any Change of Control, dissolution, winding up, liquidation, consolidation or merger in whole or in part or convey or transfer all or substantially all of its properties and assets to any Person (except as contemplated herein), nor shall Seller adopt, file or effect a Division,

(j) Section 10.01 of the Repurchase Agreement is hereby amended to add the following new clause (w) to the end thereof:

(w) Seller adopts, files or effects a Division.

(k) Section 18.15(b) of the Repurchase Agreement is hereby amended and restated in its entirety to read as follows:

(b) Seller will promptly at its expense execute and deliver such instruments and documents and take such other actions as Buyer may reasonably request from time to time in order to perfect, protect, evidence, exercise and enforce Buyer’s rights and remedies under and with respect to the Repurchase Documents, the Transactions and the Purchased Assets. Seller and Guarantor shall, promptly upon Buyer’s request, deliver documentation in form and substance satisfactory to Buyer which Buyer deems necessary or desirable to evidence compliance with all applicable “know your customer” due diligence checks, including, but not limited to, any information required to be obtained by Buyer pursuant to the Beneficial Ownership Regulation.

SECTION 2. Amendment Effective Date. This Amendment and its provisions shall become effective on the date first set forth above (the “Amendment Effective Date”), which is the date that this Amendment was executed and delivered by a duly authorized officer of each of Seller, Buyer and Guarantor.

SECTION 3. Representations, Warranties and Covenants. Seller hereby represents and warrants to Buyer, as of the Amendment Effective Date, that (i) it is in full compliance with all of the terms and provisions and its undertakings and obligations set forth in the Repurchase Agreement and each other Repurchase Document to which it is a party on its part to be observed or performed, and (ii) no Default or Event of Default has occurred or is continuing. Seller hereby confirms and reaffirms its representations, warranties and covenants contained in each Repurchase Document to which it is a party.

SECTION 4. Acknowledgments of Guarantor. Guarantor hereby acknowledges (a) the execution and delivery of this Amendment and agrees that it continues to be bound by that certain Guarantee Agreement, dated as of March 13, 2014 (the “Guarantee Agreement”), made by Guarantor in favor of Buyer, notwithstanding the execution and delivery of this Amendment and the impact of the changes set forth herein, and (b) that, as of the date hereof Buyer is in compliance with its undertakings and obligations under the Repurchase Agreement, the Guarantee Agreement and each of the other Repurchase Documents.

SECTION 5. Conditions Subsequent. Within ten (10) Business Days following the Amendment Effective Date, Seller and Guarantor shall provide Buyer with a secretary certificate and bring down letters affirming the opinions as to corporate, enforceability and bankruptcy matters provided to Buyer on the Closing Date, each, in form and substance acceptable to Buyer and its counsel. The failure of Seller and Guarantor to do so on a timely basis shall, upon written notice to Seller from Buyer, constitute an immediate Event of Default under the Repurchase Agreement.

SECTION 6. Limited Effect. Except as expressly amended and modified by this Amendment, the Repurchase Agreement and each of the other Repurchase Documents shall continue to be, and shall remain, in full force and effect in accordance with their respective terms; provided, however, that upon the Amendment Effective Date, each (x) reference therein and herein to the “Repurchase Documents” shall be deemed to include, in any event, this Amendment, (y) each reference to the “Repurchase Agreement” in any of the Repurchase Documents shall be deemed to be a reference to the Repurchase Agreement, as amended hereby, and (z) each reference in the Repurchase Agreement to “this Agreement”, this “Repurchase Agreement”, this “Amended and Restated Repurchase Agreement”, “hereof”, “herein” or words of similar effect in referring to the Repurchase Agreement shall be deemed to be references to the Repurchase Agreement, as amended by this Amendment.

SECTION 7. No Novation, Effect of Agreement. Seller and Buyer have entered into this Amendment solely to amend the terms of the Repurchase Agreement and do not intend this Amendment or the transactions contemplated hereby to be, and this Amendment and the transactions contemplated hereby shall not be construed to be, a novation of any of the obligations owing by Seller, Guarantor or Pledgor (the “Repurchase Parties”) under or in connection with the Repurchase Agreement, the Fee Letter, the Pledge and Security Agreement or any of the other Repurchase Documents to which any Repurchase Party is a party. It is the intention of each of the parties hereto that (i) the perfection and priority of all security interests securing the payment of the Repurchase Obligations of the Repurchase Parties under the Repurchase Agreement and the Pledge and Security Agreement are preserved, (ii) the liens and security interests granted under the Repurchase Agreement and the Pledge and Security Agreement continue in full force and effect, and (iii) any reference to the Repurchase Agreement in any such Repurchase Document shall be deemed to also reference this Amendment.

SECTION 8. Counterparts. This Amendment may be executed by each of the parties hereto on any number of separate counterparts, each of which shall be an original and all of which taken together shall constitute one and the same instrument. Delivery of an executed counterpart of a signature page to this Amendment in Portable Document Format (PDF) or by facsimile transmission shall be effective as delivery of a manually executed original counterpart thereof.

SECTION 9. Expenses. Seller and Guarantor agree to pay and reimburse Buyer for all out-of-pocket costs and expenses incurred by Buyer in connection with the preparation, execution and delivery of this Amendment, including, without limitation, the fees and disbursements of Cadwalader, Wickersham & Taft LLP, counsel to Buyer

SECTION 10. GOVERNING LAW. THIS AMENDMENT AND ANY CLAIM, CONTROVERSY OR DISPUTE ARISING UNDER OR RELATED TO THIS AMENDMENT, THE RELATIONSHIP OF THE PARTIES TO THIS AMENDMENT, AND/OR THE INTERPRETATION AND ENFORCEMENT OF THE RIGHTS AND DUTIES OF THE PARTIES TO THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS AND DECISIONS OF THE STATE OF NEW YORK, WITHOUT REGARD TO THE CHOICE OF LAW RULES THEREOF. THE PARTIES HERETO INTEND THAT THE PROVISIONS OF SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW SHALL APPLY TO THIS AMENDMENT.

[SIGNATURES FOLLOW]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered as of the day and year first above written.

SELLER:

PARLEX 5 FINCO, LLC, a Delaware limited liability company

By:	/s/ Douglas N. Armer
Name: Douglas N. Armer
Title: Managing Director, Head of Capital Markets and Treasurer

[Signature Page - Amendment No. 9 to A&R Master Repurchase and Securities Contract - Wells (US)]

BUYER:

WELLS FARGO BANK, N.A., a national banking association

By:	/s/ Allen Lewis
Name: Allen Lewis
Title: Managing Director

[Signature Page - Amendment No. 9 to A&R Master Repurchase and Securities Contract - Wells (US)]

With respect to the acknowledgments set forth in Section 4 herein:

GUARANTOR:

BLACKSTONE MORTGAGE TRUST, INC., a Maryland corporation

By:	/s/ Douglas N. Armer
Name: Douglas N. Armer
Title: Managing Director, Head of Capital Markets and Treasurer

[Signature Page - Amendment No. 9 to A&R Master Repurchase and Securities Contract - Wells (US)]